Prospectus Supplement

                             Calvert New Africa Fund
                    Supplement to April 12, 1995 Prospectus
                     Date of Supplement: September 30, 1995


Replace the last sentence of the third paragraph on page 22 of the Prospectus will the following:

The Public School Retirement System of the City of St. Louis, located at #1 Mercantile Center, St. Louis, Missouri 63101, currently controls 71% of the Fund.